UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2008

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-2960	72-1123385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Research Forest Drive, Suite 100 The Woodlands, TX	77381
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 362-6800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 23, 2008, Newpark Resources, Inc. (“Newpark”) issued a press release regarding the Federal Trade Commission’s decision to seek a temporary restraining order and preliminary injunction to block the proposed sale of Newpark’s environmental services business to CCS, Inc. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

On October 23, 2008, the Federal Trade Commission filed a complaint in the U. S. District Court for the Southern District of Texas seeking a temporary restraining order and preliminary injunction to prevent the proposed sale from moving forward pending the administrative litigation. The Federal Trade Commission also served their complaint for the related administrative litigation and set a hearing for January 2009.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated October 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: October 27, 2008

By: /s/ James E. Braun
James E. Braun, Vice President
and Chief Financial Officer
(Principal Financial Officer)

Exhibit Index

Exhibit No.	Description
99.1	Press release dated October 23, 2008.